UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group and under applicable law may not invest in securities of Deutsche Bank AG.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling this number.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2011

The European

Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Dear Shareholder,

For the six months ended June 30, 2011, the European Equity Fund's total return in USD was 12.58% based on net asset value and 9.60% based on market price. During the same period, the total return of the Fund's benchmark, the MSCI-EMU Index, was 12.54%.

For the equity market overall, the first quarter corporate reporting season proved mostly supportive of stock prices, while a volatile macro environment, renewed fears of a slowdown in China and sovereign debt issues within Europe led to a period of increased stock market volatility. Given the growing concerns of a default or restructuring of Greek bonds with a rising probability of private sector participation, equity markets stalled between hope and fear. During the period, Moody's further downgraded Portugal's debt rating to Ba2 (junk status); S&P cut its rating outlook for Italy to "negative," claiming weak growth prospects; and Spain saw its 10-year bond yield rise to an 11-year high above 5.5%. Macro data released in the second quarter was not supportive, with Q1 GDP growth figures in Spain (+0.3% q-o-q), Italy (+0.1%) and Portugal (-0.7%) below expectations. The ECB raised key interest rates twice to 1.50% from 1.00% as annual inflation in the Eurozone rose to 2.8%, the highest level since 2008.

European corporate earnings beat consensus on average by 2.8%, which was higher than in previous quarters (Q3 +2.6%, Q4 +1.1%). The topline results also surprised positively, with 62% of companies beating estimates by 2.8%. Exceptionally strong was the automotive sector, with BMW* and Volkswagen* delivering very strong revenue and earnings growth.

While the portfolio underperformed in the first quarter, it was able to outperform its benchmark in the second quarter in spite of its pro-cyclical positioning.1 On a sector basis, health care (+10.7%), consumer discretionary (+9.4%) and materials (+4.5%) were outperforming sectors in 2Q, while information technology (-8.7%), energy (-4.4%) and utilities (-3.9%) proved to be laggards. While various changes on the stock level were made, only one shift in sector positioning took place in 2Q: a reduction of financials (now 4% underweight) and an increase in health care. After being underweight in health care (an underperforming sector), the Fund is now neutral vs. its benchmark, with prospects of higher weightings if pockets of growth within the sector materialize. Overall, the Fund has maintained its pro-cyclical positioning, with Fund management focusing on growth niches at the stock level.

In the industrials sector, the Fund entered a new position in Alstom, a French provider of power generation and rail transport services. The Fund reduced positions in ABB, a provider of power and automation technologies, and exited Gate Group, the Swiss-based global airline caterer. Wacker Chemie AG, a long-standing holding in the materials sector, was exchanged for ThyssenKrupp, a German industrial components manufacturer which was historically undermanaged. The new CEO, Dr. Hiesinger, had a strong track record of restructuring and value creation at Siemens, which we believe bodes well for his efforts to restructure his new employer. The two new positions in health care are Sanofi and GN Store Nord. Sanofi is a large-cap pharmaceutical company whose stock has historically suffered,

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

given the structural trend of expiring patents and increased generic competition. We believe that most of the bad news is priced in, valuation levels are very attractive and the company offers some drugs with growth potential. GN Store Nord, based in Denmark, is a global leader in hearing aids and communication headsets, with a compelling growth story. The new management has successfully turned around existing businesses, while the new product platform is delivering market share gains. Finally, BG Group (formerly British Gas) was added to complement the energy sector holdings. The company is benefitting from the expanding global demand for gas as nuclear programs are put on hold. The stock offers attractive long-term growth prospects at a very reasonable valuation.

Our outlook is guardedly positive for equity markets, given the low interest rate environment and ongoing growth in emerging markets. We see room for continued positive earnings momentum for companies with high emerging-market exposure and beneficiaries of structural growth trends like energy efficiency and mobility. Nevertheless, we see risks that should not be ignored. A potential slowdown of the Chinese economy and a rather slow recovery in the U.S. remain as headwinds. Meanwhile, the Greek debt problem may result in a very binary outcome that is difficult to judge on its own, as well as with regard to the implications of the other financially challenged peripheral economies within Europe.

We see equity markets moving sideways and maintain a slight growth profile in our sector positioning with overweights in industrials, materials, energy and consumer discretionary versus underweights in consumer staples, financials, telecoms and utilities.

The Fund's discount contracted by 4.16%, ending the period at 9.04% compared to 13.20% for the same period a year earlier. Management continued the Fund's share repurchase and tender offer programs in an ongoing effort to address the discount. Please see Note 7 for details regarding the Fund's tender offer and share repurchase programs.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

1  The MSCI-EMU Index is an unmanaged capitalization weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing euro currency. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Fund performance includes reinvestment of all distributions and does not reflect any fees for expenses. It is not possible to invest directly in an index.

*  Not currently held in portfolio.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF JUNE 30, 2011

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the six-months ended June 30,	For the years ended December 31,
	2011(b)	2010	2009	2008	2007	2006
Net Asset Value(a)	12.58%	1.99%	33.76%	(50.68)%	15.35%	34.01%
Market Value(a)	9.60%	8.32%	36.84%	(53.96)%	11.79%	42.35%
Benchmark(c)	12.54%	(4.25)%	31.41%	(47.57)%	19.55%	36.29%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns for the six-month period are not annualized.

(c)  The MSCI-EMU Index is an unmanaged, capitalization-weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing euro currency. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2010 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2011.

FUND HISTORY AS OF JUNE 30, 2011 (continued)

STATISTICS:
Net Assets	$99,183,183
Shares Outstanding	10,785,939
Net Asset Value (NAV) Per Share	$9.20

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
05/19/11	05/31/11	$0.0080	$—	$—	$0.0080
12/31/10	01/28/11*	$0.0450	$—	$—	$0.0450
04/30/10	05/10/10	$0.0103	$—	$—	$0.0103
12/31/09	01/28/10**	$0.0996	$—	$—	$0.0996
05/11/09	06/05/09	$0.2340	$—	$—	$0.2340
05/06/08	05/15/08	$—	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$—	$—	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$—	$—	$0.2500
12/21/06	12/28/06	$0.2900	$—	$—	$0.2900
05/05/06	05/15/06	$0.0900	$—	$—	$0.0900
12/22/05	12/30/05	$0.0600	$—	$—	$0.0600
12/22/04	12/31/04	$0.0250	$—	$—	$0.0250
05/06/04	05/14/04	$0.0390	$—	$—	$0.0390
11/19/02	11/29/02	$0.0100	$—	$—	$0.0100
11/19/01	11/29/01	$0.0600	$—	$—	$0.0600
09/03/01	09/17/01	$—	$—	$0.0200	$0.0200

OTHER INFORMATION:
NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/11)	1.53%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  Although this distribution is payable in 2011, it may have been taxable for 2010.

  **  Although this distribution was paid in 2010, it may have been taxable for 2009.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2011 (As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2011 (As a % of Common and Preferred Stocks)
1.	Daimler	4.6%
2.	Software	3.8%
3.	Total	3.8%
4.	Telefonica	3.7%
5.	Societe Generale	3.6%
6.	Banco Santander	3.5%
7.	Siemens	3.5%
8.	ING Groep	3.3%
9.	Aareal Bank	3.1%
10.	SBM Offshore	3.0%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Question: Why do some investors call Italy the "lower-risk periphery trade"?

Answer: Since the outbreak of the "Greek tragedy" within Europe, sovereign bond yields have increasingly reflected a common view among investors that the core Euro-zone countries provide a safer investment than the periphery countries. Of the periphery countries, Italy is preferred by some over its neighbors, as equities have already been dragged down during the crisis in line with the periphery, while the country's macro backdrop is better: GDP growth is in the middle (not the slowest) lane within Europe, the expected budget deficit for 2011 is 3.9% (not far above the EU target rate of 3%) and gross consumer debt is 39% of gross domestic product, versus Spain at 84%. Additionally, Italian equities are valued in line with Greece and their sector composition is not primarily about the banks (as it is in Spain and Greece).

Question: Corporate share repurchases dwindled dramatically after the financial crisis in 2008. How are you seeing the trend develop today?

Answer: Share repurchases are a good use of surplus free cash flow whenever a company's shares are fairly valued or undervalued. Furthermore, corporate balance sheets across Europe are very cash rich and relatively underleveraged vs. history. A positive trend for corporate share repurchases can be seen across most of Europe with the value of share buyback announcements steadily rising again since the low of 2009. Buyback announcements in Europe totaled ca. $5.9 Bn. for 2009, $37 Bn. for 2010 and $45 Bn. year-to-date in 2011.

In the UK, for example, the value of share buybacks has steadily risen over the past 18 months while the number of companies participating has not significantly expanded. Having fallen from more than £35bn in 2007 to just £327m in 2009, buybacks have slowly recovered, totaling more than £5bn in 2010 and more than £9bn in the first half of this year.

Question: What trends have you observed in European equity flows over the past quarter?

Answer: Analyzed from a sector perspective, we can say that almost all sectors have seen net outflows over the period, with the only exceptions being chemicals, media and capital goods. "Outflows" refer to the selling pressure associated with retail and institutional investors' seeking to shift out of the equity asset classes and the urgency of "seller" and "buyer" actions which can result in shares that are worth less. The largest outflows came from materials, energy and from the food & staples sector, while virtually zero net flows were recorded in financials, real estate and utilities. After the Institute for Supply Management (ISM)1 peaked on April 1st, investors were net sellers of cyclicals for 8 out of 12 weeks, causing them to underperform versus defensives by close to 8%. Flows started to reverse in late June and net buying of cyclicals has resumed.

1  Institute for Supply Management (ISM) Index is a survey that reflects the level of new orders placed from customers.

THE EUROPEAN EQUITY FUND,INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited)
Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 37.7%
	COMMON STOCKS – 33.2%
	AIRLINES – 2.1%
97,000	Deutsche Lufthansa	$2,112,829
	AUTOMOBILES – 4.6%
60,000	Daimler	4,514,366
	CHEMICALS – 3.7%
21,000	Lanxess	1,723,113
11,000	Linde	1,927,956
		3,651,069
	CONSTRUCTION MATERIALS – 2.3%
36,000	HeidelbergCement	2,297,629
	ELECTRIC UTILITIES – 1.1%
39,000	E.ON	1,107,302
	INDUSTRIAL CONGLOMERATES – 3.5%
25,000	Siemens	3,432,165
	INSURANCE – 2.3%
16,000	Allianz	2,234,394
	METALS & MINING – 1.0%
19,000	ThyssenKrupp	987,050
	PHARMACEUTICALS – 1.9%
24,000	Bayer	1,928,913
	SOFTWARE – 5.3%
25,000	SAP	1,513,124
63,000	Software	3,773,345
		5,286,469
	TEXTILES, APPAREL & LUXURY GOODS – 2.4%
30,000	Adidas	2,378,958
	THRIFTS & MORTGAGE FINANCE – 3.0%
88,000	Aareal Bank*	3,015,202
	Total Common Stocks (cost $22,045,283)	32,946,346

Shares	Description	Value(a)
	PREFERRED STOCKS – 4.5%
	AUTOMOBILES – 2.1%
10,000	Volkswagen (cost $951,062)	$2,063,648
	HOUSEHOLD PRODUCTS – 2.4%
34,000	Henkel & Co. (cost $1,288,680)	2,359,503
	Total Preferred Stocks (cost $2,239,742)	4,423,151
	Total Investments in German Securities (cost $24,285,025)	37,369,497
INVESTMENTS IN FRENCH COMMON STOCKS – 19.0%
	COMMERCIAL BANKS – 3.6%
60,000	Societe Generale	3,559,303
	ELECTRICAL EQUIPMENT – 1.0%
16,000	Alstom	986,260
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
30,000	Essilor International	2,432,452
	HOTELS, RESTAURANTS & LEISURE – 1.1%
25,000	Accor	1,117,538
	MULTI-UTILITIES – 2.2%
60,000	GDF Suez	2,194,991
	OIL, GAS & CONSUMABLE FUELS – 3.7%
64,000	Total	3,700,098
	PHARMACEUTICALS – 2.0%
25,000	Sanofi	2,009,284
	TEXTILES, APPAREL & LUXURY GOODS – 2.9%
16,000	LVMH Moet Hennessy Louis Vuitton	2,878,524
	Total Investments in French Common Stocks (cost $17,662,081)	18,878,450

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND,INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN SPANISH COMMON STOCKS – 9.6%
	COMMERCIAL BANKS – 3.5%
300,000	Banco Santander	$3,463,188
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.7%
150,000	Telefonica	3,666,291
	OIL, GAS & CONSUMABLE FUELS – 2.4%
68,000	Repsol YPF	2,359,996
	Total Investments in Spanish Common Stocks (cost $6,257,977)	9,489,475
INVESTMENTS IN DUTCH COMMON STOCKS – 8.5%
	CHEMICALS – 2.4%
36,000	Koninklijke DSM	2,335,728
	DIVERSIFIED FINANCIAL SERVICES – 3.2%
260,000	ING Groep*	3,199,691
	ENERGY EQUIPMENT & SERVICES – 2.9%
110,000	SBM Offshore	2,908,678
	Total Investments in Dutch Common Stocks (cost $6,583,767)	8,444,097
INVESTMENTS IN FINNISH COMMON STOCKS – 6.0%
	AUTO COMPONENTS – 1.5%
30,000	Nokian Renkaat	1,504,788
	CONSTRUCTION & ENGINEERING – 1.9%
76,000	Yit	1,899,455
	MACHINERY – 2.6%
44,000	Metso	2,498,529
	Total Investments in Finnish Common Stocks (cost $4,525,446)	5,902,772

Shares	Description	Value(a)
INVESTMENTS IN SWISS COMMON STOCKS – 5.7%
	ELECTRICAL EQUIPMENT – 1.1%
44,000	ABB*	$1,138,922
	METALS & MINING – 2.7%
120,000	Xstrata	2,642,167
	PROFESSIONAL SERVICES – 1.9%
30,000	Adecco*	1,919,972
	Total Investments in Swiss Common Stocks (cost $4,927,036)	5,701,061
INVESTMENTS IN UNITED KINGDOM'S COMMON STOCKS – 5.2%
	COMMERCIAL SERVICES & SUPPLIES – 2.2%
70,000	Aggreko	2,167,772
	ENERGY EQUIPMENT & SERVICES – 1.3%
48,000	Subsea 7*	1,233,726
	OIL, GAS & CONSUMABLE FUELS – 1.7%
76,000	BG Group	1,725,227
	Total Investments in United Kingdom's Common Stocks (cost $4,416,349)	5,126,725
INVESTMENTS IN ITALIAN COMMON STOCKS – 3.6%
	COMMERCIAL BANKS – 2.6%
1,200,000	UniCredit	2,539,875
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.0%
380,000	Enel Green Power	1,047,785
	Total Investments in Italian Common Stocks (cost $3,688,679)	3,587,660

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND,INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN LUXEMBOURG COMMON STOCKS – 2.3%
	MEDIA – 2.3%
80,000	SES	$2,244,715
	Total Investments in Luxembourg Common Stocks (cost $2,097,894)	2,244,715
INVESTMENTS IN DANISH COMMON STOCKS – 1.3%
	CHEMICALS – 1.2%
50,000	Christian Hansen Holding	1,185,525
	HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%
15,400	GN Store Nord*	148,211
	Total Investments in Danish Common Stocks (cost $982,323)	1,333,736
	Total Investments in Common and Preferred Stocks – 98.9% (cost $75,426,577)	98,078,188
SECURITIES LENDING COLLATERAL – 1.5%
1,533,997	Daily Assets Fund Institutional, 0.13% (cost $1,533,997)(b)(c)	1,533,997
CASH EQUIVALENTS – 1.4%
1,378,422	Central Cash Management Fund, 0.11% (cost $1,378,422)(c)	1,378,422
	Total Investments – 101.8% (cost $78,338,996)**	100,990,607
	Other Assets and Liabilities, Net – (1.8%)	(1,807,424)
	NET ASSETS – 100.0%	$99,183,183

*  Non-income producing security.

**  The cost for federal income tax purposes was $78,460,145. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $22,530,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,035,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,504,792.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
German	$37,369,497	$—	$—	$37,369,497
French	18,878,450	—	—	18,878,450
Spanish	9,489,475	—	—	9,489,475
Dutch	8,444,097	—	—	8,444,097
Finnish	5,902,772	—	—	5,902,772
Swiss	5,701,061	—	—	5,701,061
United Kingdom	5,126,725	—	—	5,126,725
Italian	3,587,660	—	—	3,587,660
Luxembourg	2,244,715	—	—	2,244,715
Danish	1,333,736	—	—	1,333,736
Short-Term Instruments(d)	2,912,419	—	—	2,912,419
Total	$100,990,607	$—	$—	$100,990,607

(d) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2011 (unaudited)
ASSETS
Investments in non-affiliated securities, at value (cost $75,426,577) — including $1,493,960 of securities loaned	$98,078,188
Investment in Central Cash Management Fund (cost $1,378,422)	1,378,422
Investment in Daily Assets Fund Institutional (cost $1,533,997)*	1,533,997
Total Investments, at value (cost $78,338,996)	100,990,607
Foreign currency, at value (cost $1,666,254)	1,693,688
Receivable for investments sold	2,036,413
Dividends receivable	12,224
Foreign taxes recoverable	20,824
Interest receivable	12,502
Other assets	15,715
Total assets	104,781,973
LIABILITIES
Payable upon return of securities loaned	1,533,997
Payable for investments purchased	3,828,561
Payable for fund shares repurchased	4,965
Management fee payable	45,273
Investment advisory fee payable	26,357
Payable for Directors' fees and expenses	41,093
Accrued expenses and other liabilities	118,544
Total liabilities	5,598,790
NET ASSETS	$99,183,183
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$164,966,969
Cost of 6,063,337 shares held in Treasury	(49,889,832)
Undistributed net investment income	1,290,790
Accumulated net realized loss on investments and foreign currency	(39,862,013)
Net unrealized appreciation (depreciation) on:
Investments	22,651,611
Foreign currency	25,658
Net assets	$99,183,183
Net assets value per share ($99,183,183 ÷ 10,785,939 shares of common stock issued and outstanding)	$9.20

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)
For the six-months ended June 30, 2011
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $336,079)	$1,847,787
Interest	1,036
Income distributions — Central Cash Management Fund	253
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	185,244
Total investment income	2,034,320
Expenses:
Management fee	289,188
Investment advisory fee	168,079
Custodian fee	30,411
Services to shareholders	13,763
Reports to shareholders	52,616
Directors' fees and expenses	59,185
Legal fees	61,304
Audit and tax fees	31,614
NYSE listing fee	11,765
Insurance	4,281
Miscellaneous	11,536
Net expenses	733,742
Net investment income	1,300,578
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,179,469
Foreign currency	128,656
Net realized gain (loss)	4,308,125
Change in net unrealized appreciation (depreciation) on:
Investments	5,700,757
Foreign currency	(14,207)
Change in net unrealized appreciation (depreciation)	5,686,550
Net gain (loss)	9,994,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,295,253

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the six-months ended June 30, 2011 (unaudited)	For the year ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,300,578	$872,884
Net realized gain (loss)	4,308,125	781,618
Change in net unrealized appreciation (depreciation)	5,686,550	(647,964)
Net increase in net assets resulting from operations	11,295,253	1,006,538
Distributions to shareholders from:
Net investment income	(86,521)	(639,559)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 77,238 shares, respectively)	—	492,004
Cost of shares tendered (574,974 and 0 shares, respectively)	(4,956,276)	—
Cost of shares repurchased (138,565 and 627,075 shares, respectively)	(1,149,201)	(4,156,102)
Net decrease in net assets from capital share transactions	(6,105,477)	(3,664,098)
Total increase (decrease) in net assets	5,103,255	(3,297,119)
NET ASSETS
Beginning of period	94,079,928	97,377,047
End of period (including undistributed net investment income of $1,290,790 and $76,733, as of June 30, 2011 and December 31, 2010, respectively)	$99,183,183	$94,079,928

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:
	For the six-months ended June 30,		For the years ended December 31,
	2011 (unaudited)		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value:
Beginning of period	$8.18		$8.08	$6.38	$13.52	$12.94	$9.95
Net investment income (loss)(a)	.12		.07	.11	.25	.16	.10
Net realized and unrealized gains (loss) on investments and foreign currency	.89		.06	1.92	(6.87)	1.71	3.27
Increase (decrease) from investment operations	1.01		.13	2.03	(6.62)	1.87	3.37
Distributions from net investment income	(.01)		(.06)	(.33)	—	(.25)	(.38)
Distributions from net realized gains	—		—	—	(.53)	(1.00)	—
Total distributions	(.01)		(.06)	(.33)	(.53)	(1.25)	(.38)
Accretion resulting from tender offer	.01		—	—	—	—	—
Dilution in net asset value from dividend reinvestment	—		(.01)	(.02)	—	(.04)	—
Increase resulting from share repurchases	.01		.04	.02	.01	—	.00 (b)
Net asset value:
End of period	$9.20		$8.18	$8.08	$6.38	$13.52	$12.94
Market value:
End of period	$8.30		$7.58	$7.05	$5.45	$12.39	$12.20
Total investment return for the period†
Based upon market value	9.60	%****	8.32%	36.84%	(53.96)%	11.79%	42.35%
Based upon net asset value	12.58	%****	1.99%**	33.76%**	(50.68)%	15.35%	34.01%
Ratio to average net assets:
Ratio of expenses before expense reductions	1.53	%***	1.63%	1.69%	1.43%	1.23%*	1.60%*
Ratio of expenses after expense reductions	1.53	%***	1.41%	1.55%	1.43%	1.23%*	1.60%*
Net investment income (loss)	1.34	%*****	1.00%	1.59%	2.40%	1.18%	.89%
Portfolio turnover	17	%****	67%	77%	85%	78%	64%
Net assets at end of period (000's omitted)	$99,183		$94,080	$97,377	$77,263	$165,662	$152,986

(a) Based on average shares outstanding during the period.

(b) Amount is less than $.005 per share.

   †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

   *  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.23% and 1.59% for 2007 and 2006, respectively.

  **  Total return would have been lower had certain expenses not been reduced.

 ***  Annualized.

****  Not Annualized.

*****  Not Annualized. The ratio for the six-months ended June 30, 2011 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (.10% annualized effective rate as of June 30, 2011) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2010 of approximately $44,049,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($8,658,000) and December 31, 2017 ($35,391,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. MANAGEMENT AND INVESTMENT

ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $50 million and 0.55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six months ended June 30, 2011, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.95% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DISC aggregated $13,763, of which $12,387 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund,

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2011, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or the Investment Adviser.

The Fund pays each Director who is not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six-months ended June 30, 2011 were $16,627,481 and $21,658,977, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six-months ended June 30, 2011 and the year ended December 31, 2010, the Fund purchased 138,565 and 627,075 of its shares of common stock on the open market at a total cost of $1,149,201 and $4,156,102 ( $8.29 and $6.63 average per share), respectively. The weighted average discount of these purchased shares, comparing the purchased price to the net asset value at the time of purchase, was 8.53% and 11.19%, respectively.

During the six-months ended June 30, 2011 there were no shares issued for reinvestment. During the year ended December 31, 2010 the Fund issued for dividend reinvestment 77,238 shares. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 12.62%. See Note 7 for information regarding the Fund's tender offer.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four, consecutive, semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.02%. Therefore, the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the net asset value per share as of the close of the regular trading session of the New York Stock Exchange on February 9, 2011. Approximately 4,789,310 shares of common stock, or approximately 42% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 12% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.62 per share, which was equal to 98% of the net asset value per share on February 9, 2011.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. During the second measurement period the Fund's shares traded at an average discount to NAV of 9.14%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period will commence on August 29, 2011 and will expire on November 18, 2011.

On July 20, 2010, the Fund announced that the Board of Directors had authorized the Fund to repurchase up to 600,000 shares during the period August 1, 2010 through July 31, 2011. On July 18, 2011, the Fund announced that the Board of Directors has approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period August 1, 2011 through July 31, 2012. Purchases are made when it is believed that such repurchases are advantageous to the Fund.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

THE EUROPEAN EQUITY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 27, 2011. The record date for the meeting was May 13, 2011 (the "Record Date"). On the Record Date, the Fund had 10,824,387 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect three (3) Class III Directors, each to serve for a term of three years and until their successors are elected and qualify.
	Number of Votes:
Director	For	Withhold Authority
Dr. Franz Wilhelm Hopp	7,477,942	1,409,077
Mr. Werner Walbröl	7,431,722	1,455,297
Mr. Christian H. Strenger	7,469,461	1,417,558

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2011.
Number of Votes:
For	Against	Abstain
8,684,104	135,224	67,686

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT*

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer**

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-023080-1

  *  Retired July 19, 2011.

  **  Effective May 19, 2011.

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	0	$-	0	944,926
February 1 through February 28	579,474	$8.61	579,474	365,452
March 1 through March 31	19,692	$7.92	19,692	345,760
April 1 through April 30	47,288	$8.34	47,288	298,472
May 1 through May 31	55,772	$8.46	55,772	242,700
June 1 through June 30	11,313	$8.12	11,313	231,387
Total	713,539	$8.56	713,539
On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 1, 2010 and expired on November 24, 2010. During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.02%. Therefore the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the shares outstanding on the Fund). The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. During the second measurement period the Fund's shares traded at an average discount to NAV of less than 10.0%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period will commence on August 29, 2011 and will expire on November 18, 2011. The Program also provides for a continuation of share repurchases by the Fund such that the Fund is authorized to repurchase up to 600,000 shares from August 1, 2010 to July 31, 2011. These share repurchases were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2011